                                                                    Exhibit 99.2

                                  May 10, 1999


Abraham D. Gosman
513 North County Road
Palm Beach, FL 33480

Michael J. Bohnen, Trustee
Abraham D. Gosman 1995 Irrevocable Trust
Nutter, McClennen & Fish LLP
One International Place
Boston, MA 02110

Dear Abe and Mike:

         This letter agreement (the "Agreement") confirms the agreement that we have reached regarding Mr. Gosman's departure from his employment and all offices he holds with Meditrust Operating Company, Meditrust Corporation, and their related and affiliated entities (collectively "Meditrust" or the "Companies").

         The purpose of this Agreement is to establish mutually agreeable arrangements for ending Mr. Gosman's relationship with the Companies. This Agreement does not constitute and should not be construed as an admission by Mr. Gosman, the Abraham D. Gosman 1995 Irrevocable Trust (the "Trust") or the Companies that they have in any way violated any legal obligation owed to each other or to any other person, or as an admission that they have in any way violated any legal obligation owed to each other or to any other person. To the contrary, the parties' willingness to enter into this Agreement demonstrates that they are continuing to deal with each other fairly and in good faith.

         With those understandings and in exchange for the promises set forth below, Mr. Gosman, the Trust and the Companies agree as follows:

Abraham D. Gosman
Michael J. Bohnen, Trustee
May 10, 1999
Page 2



         1.       SEPARATION

                  Mr. Gosman hereby confirms his separation from Meditrust as an employee effective as of the Separation Date. Mr. Gosman also confirms his resignation from his offices of Chairman of the Board and Chief Executive Officer of Meditrust and any and all employment, offices and board of directors seats that he may hold with any of the Companies as of the Separation Date and said resignations are hereby accepted by the Companies (Mr. Gosman's separation as an employee and his resignation from his offices and directorships shall be referred to hereinafter as the "Separation"). For purposes of this Agreement, the Separation Date is August 3, 1998.

         2.       COMPENSATION AND BENEFITS

                  a. Mr. Gosman, the Trust and the Companies agree to amend the Split-Dollar Agreement appended hereto as Exhibit A (the "Split-Dollar Agreement") by deleting Paragraph 8 of the Split-Dollar Agreement and replacing it in its entirety with the following:

                  This Agreement shall terminate on the earlier of January 1, 2003, or, at the sole option of the Policy Owner, upon at least 30 days written notice from the Policy Owner, delivered by registered or certified mail, postage prepaid, or by Federal Express or other overnight courier, to the Employer at the address of the Employer set forth at the outset of this Agreement or at such other address as the Employer may specify in writing to the Policy Owner. The date of posting shall be deemed the date of the effectiveness of such notice or demand, except that any notice of change of address and any notice given other than as specified above shall be effective only upon receipt.

                  b. Mr. Gosman and the Companies agree that if the Split-Dollar Agreement is terminated during Mr. Gosman's lifetime, the Companies shall be entitled to recover from Mr. Gosman the amount (the "Recoverable Amount") by which the aggregate premiums paid by the Companies for the Policies (as defined in the Split-Dollar Agreement) exceed the total cash surrender value of the Policies (as defined in the Split-Dollar Agreement). Mr. Gosman's agreement to pay the Recoverable Amount shall be evidenced by his execution contemporaneously with the execution of this Agreement of a demand note (the "Note"), the form of which is appended hereto as Exhibit B Mr. Gosman and the Companies recognize and

Abraham D. Gosman
Michael J. Bohnen, Trustee
May 10, 1999
Page 3



agree that the Recoverable Amount may from time to time be more or less than the face amount of the Note and that (i) if the Recoverable Amount is greater than the Note amount, Mr. Gosman shall be obligated to pay the face amount of the Note and any amount by which the Recoverable Amount exceeds the Note amount and
(ii) if the Recoverable Amount is less than the Note amount, the Companies shall only make demand under the Note to the extent of the Recoverable Amount. Mr. Gosman, the Trust and the Companies agree that the Companies' right to receive any Recoverable Amount is in addition to the Companies' right to receive the Employer Policy Interest (as defined in the Split-Dollar Agreement) upon termination of the Split-Dollar Agreement. Mr. Gosman and the Companies agree further that the Companies will, upon the Companies receipt of the Note executed by Mr. Gosman, return to Mr. Gosman the demand note dated May 19, 1995 in the amount of $298,495 marked "void", and certified by a duly authorized officer of the Companies.

                  c. SEVERANCE PAYMENT. Within three (3) business days following the Effective Date (as defined in Section 13(c) below), the Companies shall make a severance payment to Mr. Gosman equal to $25,000,000.00.

                  d. OTHER BENEFITS OR COMPENSATION. Except as expressly provided above, Mr. Gosman's eligibility to participate in any of the Companies' respective employee benefit plans and programs ceases on or after the Separation Date in accordance with the terms and conditions of each of those benefit plans and programs, and Mr. Gosman's rights to accrued benefits, if any, under any such employee benefit plans and programs as of the Separation Date are governed by the terms and conditions of each of those employee benefit plans and programs which are incorporated herein by reference. Mr. Gosman acknowledges that he received his base salary and all other compensation due him through the Separation Date.

         3.       RELEASE OF CLAIMS

                  a. Mr. Gosman voluntarily and irrevocably releases and discharges the Companies, their related or affiliated entities, and their respective predecessors, successors, and assigns, and the current and former officers, directors, shareholders, employees, and agents of each of the foregoing (any and all of which are referred to as "Releasees") generally from all charges, complaints, claims, promises, agreements, causes of action, damages, and debts that relate in any manner to the Companies, known or unknown ("Claims"), which he has, claims to have, ever had, or ever claimed to have had against any of the Releasees through the date on which Mr. Gosman executes this Agreement. This general release of Claims includes, without implication of limitation, all Claims for or related to: the July 7, 1998 Employment Agreement (the "Employment Agreement"); the compensation provided to

Abraham D. Gosman
Michael J. Bohnen, Trustee
May 10, 1999
Page 4



Mr. Gosman by the Companies; the Separation as defined in Section 1; wrongful or constructive discharge; breach of contract; breach of any implied covenant of good faith and fair dealing; tortious interference with advantageous relations; intentional or negligent misrepresentation, fraud or deceit; infliction of emotional distress; unlawful discrimination under the common law or any statute (including, without implication of limitation, the Employee Retirement Income Security Act, Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Age Discrimination in Employment Act, Mass. G. L. c.
151B); any claims that Mr. Gosman and/or PBG Medical Mall MOB 1 Properties, Ltd. or any of its affiliates may have with respect to the leasing of any space to any of the Companies at a building known as the Palm Beach Gardens Medical Office Building (Mr. Gosman further represents and warrants that he is not aware of any facts or circumstances which could give rise to any claims by any third parties with respect to the Companies' potential leasing of any space at the Palm Beach Gardens Medical Office Building); any claims that Mr. Gosman and/or Chancellor Senior Housing Group, Inc. may have in connection with or related to an April 21, 1998 summary term sheet between any of the Companies and Chancellor Senior Housing Group, Inc.; and any claims that Mr. Gosman and/or Chancellor Senior Housing Group, Inc. may have in connection with or related to an August 18, 1998 summary term sheet between any of the Companies and Chancellor Senior Housing Group, Inc. Mr. Gosman also waives any Claim for reinstatement, severance, incentive or retention pay, attorney's fees, or costs, relating to the above waived claims.

         Mr. Gosman agrees that he and/or PBG Medical Mall MOB 1 Properties, Ltd. and/or Chancellor Senior Housing Group, Inc. or any of their affiliates will not hereafter pursue any Claim against any Releasee by filing a lawsuit in any local, state or federal court for or on account of anything which has occurred up to the present time including without limitation, any Claim as a result of his employment, or as a result of the Companies' decision not to lease space at a building known as the Palm Beach Gardens Medical Office Building, or as a result of the Companies not proceeding with any of the transactions set forth in the April 21, 1998 or August 18, 1998 summary term sheets referenced above, and he shall not seek reinstatement with, or damages of any nature, severance, incentive or retention pay, attorney's fees, or costs from the Companies or any of the other Releasees; PROVIDED, however, that nothing in this general release shall be construed to bar or limit Mr. Gosman's rights to indemnification subject to and in accordance with the terms of the By-Laws of Meditrust and the Indemnification Agreements, dated as of November 5, 1997, by and between Mr. Gosman, and the Companies (the "Indemnification Agreements"), or to enforce Mr. Gosman's rights under this Agreement or the Split-Dollar Life Agreement.

Abraham D. Gosman
Michael J. Bohnen, Trustee
May 10, 1999
Page 5



                  b. The Companies, on behalf of themselves and their respective predecessors, successors, assigns, directors and officers voluntarily and irrevocably release and discharge Mr. Gosman and Mr. Gosman's heirs and survivors (the "Gosman Releasees") from any and all charges, complaints, claims, promises, agreements, causes of action, damages and debts, (including attorney's fees and costs actually incurred) which any of them have, claim to have, ever had or ever claimed to have had against the Gosman Releasees through the date hereof, known or unknown, which relate to (i) the Employment Agreement; and (ii) to good faith acts or omissions undertaken or not undertaken by Mr. Gosman in his capacity as an employee, officer or director of the Companies in the reasonable belief that such acts or omissions were in the best interests of the Companies. This release of Claims, includes, without implication of limitation, all Claims for good faith acts or omissions undertaken or not undertaken by Mr. Gosman in the reasonable belief that such acts or omissions were in the best interest of the Companies related to (a) the compensation provided to Mr. Gosman by the Companies; (b) the Separation as defined in Section 1; (c) breach of contract; (d) tortious interference with advantageous relations; (e) any claims that the Companies or any of their affiliates may have to lease as a sublessee of PBG Medical Mall MOB 1 Properties, Ltd. any space at a building known as the Palm Beach Garden Medical Office Building; (f) any claims that the Companies may have in connection with or related to an April 21, 1998 summary term sheet between any of the Companies and Chancellor Senior Housing Group, Inc.; and (g) any claims that the Companies may have in connection with or related to an August 18, 1998 summary term sheet between any of the Companies and Chancellor Senior Housing Group, Inc. The Companies also waive any Claim for attorney's fees, or costs, relating to the above waived claims. Nothing in this release shall be construed to bar or limit the Companies rights to enforce this Agreement, the Indemnification Agreements, the Note or the Split-Dollar Agreement nor shall this release be construed to excuse or relieve Mr. Gosman or any person or entity with which he may be affiliated or related (collectively "Gosman related entity") from performing any legally binding obligation to the Companies pursuant to any agreement, contract, or transaction between the Companies and Mr. Gosman and/or any Gosman related entity except to the extent that the Gosman Releasees are specifically released above. By way of illustration only and without any implication of limitation, this release does not in any way limit, alter, or modify the Companies' rights with respect to the master lease of the Palm Beach Gardens Medical Office Building or any of the leasing or financing transactions between the Companies and CareMatrix.

Abraham D. Gosman
Michael J. Bohnen, Trustee
May 10, 1999
Page 6



         4.       EMPLOYMENT AGREEMENT

         This Agreement supersedes all provisions of the Employment Agreement other than Sections 5.1(b) and 5.2 thereof, which are incorporated herein by reference and which shall continue to bind the parties in accordance with their terms; provided, however, that Mr. Gosman's obligations under Section 5.1(b) of the Employment Agreement shall terminate on August 3, 2001 and that for the purposes of Section 5.1(b)(i) the "health care business" of the Companies shall be the "health care business" of the Companies as at August 3, 1998.

         5.       RETURN OF PROPERTY

         All documents, records, material and all copies of any of the foregoing pertaining to confidential information (as described in Section 5.2 of the Employment Agreement), and all software, equipment, and other supplies, whether or not pertaining to confidential information, that have come into Mr. Gosman's possession or been produced by Mr. Gosman in connection with his employment ("Property") have been and remain the sole property of the Companies. Mr. Gosman hereby confirms that he has returned all Property to the Companies. In no event should this provision be construed to require Mr. Gosman to return to the Company any document or other materials concerning his remuneration and benefits during his employment with the Companies.

         6.       LITIGATION COOPERATION

         Mr. Gosman agrees to continue to serve the Companies as a litigation consultant and, in connection therewith, to cooperate fully with the Companies in (i) the defense or prosecution of any claims or actions which already have been brought or which may be brought in the future against or on behalf of the Companies and (ii) responding to, cooperating with, or contesting any governmental audit, inspection, inquiry, proceeding or investigation, which relate to events or occurrences that transpired during Mr. Gosman's employment with any of the Companies. Mr. Gosman's full cooperation in connection with such claims or actions shall include, without implication of limitation: promptly notifying the Companies in writing of any subpoena, interview, investigation, request for information, or other contact concerning events or occurrences that transpired during Mr. Gosman's employment with any of the Companies; being available to meet with counsel for any of the Companies to prepare for discovery or trial; to testify truthfully as a witness when reasonably requested and at reasonable times designated by the Companies; and to meet with counsel or other designated representatives of the Companies; to prepare responses to and to cooperate with the Companies' processing of governmental audits, inspections, inquiries, proceedings or

Abraham D. Gosman
Michael J. Bohnen, Trustee
May 10, 1999
Page 7



investigations. The Companies agree to reimburse Mr. Gosman for any reasonable out-of-pocket expenses that he incurs in connection with such cooperation, subject to reasonable documentation. The Companies will in good faith exercise their rights under this Section so as not to interfere unreasonably with Mr. Gosman's personal schedule or ability to engage in gainful employment.

         In furtherance of Mr. Gosman's obligations under this Agreement, Mr. Gosman agrees that he shall not disclose, provide or reveal, directly or indirectly, any information concerning the Companies, including without implication of limitation, their respective operations, plans, strategies or administration, to any other person or entity unless compelled to do so (a) pursuant to a valid subpoena or (b) as otherwise required by law, but in either case only after providing the Companies, through Meditrust Corporation's General Counsel, with prior written notice and opportunity to contest such subpoena or other requirement. Written notice shall be provided to the Meditrust Corporation's General Counsel as soon as practicable, but in no event less than five (5) business days before any such disclosure is compelled, or, if later, one (1) business day after Mr. Gosman receives notice compelling such disclosure.

         7.       NONDISPARAGEMENT

                  a. Mr. Gosman agrees not to take any action or make any statement, written or oral, which disparages the Companies, their respective officers, or management and business practices, or which disrupts or impairs the Companies' normal operations. The provisions of this Section 7 shall not apply to any truthful statement required to be made by Mr. Gosman in any legal proceeding, required filing under the securities laws, or pursuant to any governmental or regulatory investigation.

                  b. The Companies agree that they and their officers will not take any action or make any statement, written or oral, which disparages Mr. Gosman. The provisions of this Section 7 shall not apply to any truthful statement required to be made by the Companies in any legal proceeding, required filing under the securities laws, or pursuant to any governmental or regulatory investigation.

                  c. A breach by either Mr. Gosman or the Companies of any of their obligations under this Section 7 shall not be deemed a material breach of this Agreement and shall not excuse Mr. Gosman or the Companies from performing their respective obligations under this Agreement. The sole remedies for a violation of this Section 7 shall be an action for damages caused by any such violation and/or to enjoin any further breach of the obligations of Section 7.

Abraham D. Gosman
Michael J. Bohnen, Trustee
May 10, 1999
Page 8



         8.       ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS

                  a. As a material inducement to the Companies to enter into this Agreement, Mr. Gosman represents, warrants and covenants as follows:

                           i. He has not assigned to any third party any Claim released by this Agreement.

                           ii. He has not heretofore filed with any agency or court any Claim released by this Agreement.

         9.       FURTHER ASSURANCES

         Upon the terms and subject to the conditions herein provided, each of the signatories hereto agrees to use its reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

         10.      EXCLUSIVITY

         This Agreement sets forth all the consideration to which Mr. Gosman is entitled by reason of the Separation, and he shall not be entitled to or eligible for any payments or benefits under any other severance, equity, bonus, retention or incentive policy, arrangement or plan of the Companies.

         11.      TAX MATTERS

         All payments provided to Mr. Gosman pursuant to this Agreement shall be subject to any reporting that the Companies reasonably determine to be required for tax purposes. Mr. Gosman agrees to pay all federal and state taxes, if any, which are required by law to be paid with respect to such payments. The Companies will not make any deductions or withholdings with respect to such payments, provided, however, that Mr. Gosman further agrees to indemnify and hold the Releasees harmless from any claims, demands, deficiencies, levies, assessments, executions, judgments or recoveries by any governmental entity against the Releasees for any amounts claimed due on account of this Agreement or pursuant to claims made under any federal or state tax law, including without limitation any claims that such payments were subject to an obligation to deduct and/or to withhold, and any costs, expenses or damages sustained by the Releasees by reason of any such claims, including any amount

Abraham D. Gosman
Michael J. Bohnen, Trustee
May 10, 1999
Page 9



paid by the Releasees as taxes, attorneys' fees, deficiencies, levies, assessments, fines, penalties, interest or otherwise.

         12.      CONSENT TO JURISDICTION

         To the extent that any court action is permitted consistent with or to enforce this Agreement, the signatories hereby consent to the jurisdiction of the state and federal courts in or for Boston, Massachusetts. Accordingly, with respect to any such court action, the parties hereto (a) submit to the personal jurisdiction of such courts; (b) consent to service of process; and (c) waive any other requirement (whether imposed by statute, rule of court, or otherwise) with respect to personal jurisdiction or service of process. Mr. Gosman acknowledges that his obligations under Sections 5.1(b) and 5.2 of the Employment Agreement are special, unique and extraordinary, and any breach thereof shall be deemed material and to cause irreparable injury not properly compensated by damages in an action at law. Mr. Gosman further acknowledges and agrees that the Companies' rights and remedies shall therefore be enforceable both at law and in equity, by injunction and otherwise.

         13.      NOTICES, ACKNOWLEDGMENTS AND OTHER TERMS

                  a. The Companies advised Mr. Gosman to consult with an attorney before signing this Agreement and Mr. Gosman acknowledges that he has done so.

                  b. Mr. Gosman acknowledges and agrees that the Companies' promises in this Agreement constitute consideration in addition to anything of value to which he is otherwise entitled by reason of his separation from employment.

                  c. Mr. Gosman acknowledges that he has been given the opportunity, if he so desired, to consider this Agreement for twenty-one (21) days before executing it. If not signed by him and returned to the General Counsel of Meditrust so that it is received by close of business on the twenty-second (22nd) day after his receipt of the Agreement, this Agreement will not be valid. In addition, if Mr. Gosman breaches any of the conditions of the Agreement within the twenty-one (21) day period prior to execution of this Agreement, the offer of this Agreement will be withdrawn and his execution of the Agreement will not be valid. In the event that Mr. Gosman executes and returns this Agreement within twenty-one (21) days or less of the date of its delivery to Mr. Gosman, Mr. Gosman acknowledges that such decision was entirely voluntary and that he had the opportunity to consider this letter agreement for the entire twenty-one (21) day period. The Companies acknowledge that for a period of seven (7) days from the date of the execution of this Agreement, Mr. Gosman shall

Abraham D. Gosman
Michael J. Bohnen, Trustee
May 10, 1999
Page 10



retain the right to revoke this Agreement by written notice delivered to the General Counsel of Meditrust before the end of such period, and that this Agreement shall not become effective or enforceable until the expiration of such revocation period (the "Effective Date").

                  d. By signing this Agreement, Mr. Gosman acknowledges that he is doing so voluntarily and knowingly, fully intending to be bound by this Agreement. Mr. Gosman also acknowledges that he is not relying on any representations by the Companies or any other representative of the Companies concerning the meaning of any aspect of this Agreement. Mr. Gosman understands that this Agreement shall not in any way be construed as an admission by the Companies of any liability or any act of wrongdoing whatsoever by the Companies against Mr. Gosman and that the Companies specifically disclaim any liability or wrongdoing whatsoever against Mr. Gosman on the part of themselves and their respective officers, directors, shareholders, employees and agents. Mr. Gosman understands that if he does not enter into this Agreement and brings any claims against the Companies, the Companies will dispute the merits of those claims and contend that they acted lawfully and for good business reasons with respect to Mr. Gosman.

                  e. In the event of any dispute, this Agreement will be construed as a whole, will be interpreted in accordance with its fair meaning, and will not be construed strictly for or against either Mr. Gosman or the Companies.

                  f. The law of the Commonwealth of Massachusetts will govern any dispute about this Agreement, including any interpretation or enforcement of this Agreement.

                  g. In the event that any provision or portion of a provision of this Agreement shall be determined to be illegal, invalid or unenforceable, the remainder of this Agreement shall be enforced to the fullest extent possible and the illegal, invalid or unenforceable provision or portion of a provision will be amended by a court of competent jurisdiction to reflect the signatories' intent if possible. If such amendment is not possible, the illegal, invalid or unenforceable provision or portion of a provision will be severed from the remainder of this Agreement and the remainder of this Agreement shall be enforced to the fullest extent possible as if such illegal, invalid or unenforceable provision or portion of a provision was not included.

                  h. This Agreement may be modified only by a written agreement signed by an authorized representative of the Companies and all of the other parties hereto.

Abraham D. Gosman
Michael J. Bohnen, Trustee
May 10, 1999
Page 11



                  i. This Agreement constitutes the entire agreement between the signatories with respect to the subject matter hereof and supersede all prior agreements between the parties with respect to any related subject matter; PROVIDED that Sections 5.1(b) and 5.2 of the Employment Agreement, the Split-Dollar Agreement, the Note and the Indemnification Agreements shall remain in full force and effect in accordance with their terms.

                  j. This Agreement shall be binding upon each of the signatories and upon their respective heirs, administrators, representatives, executors, successors and assigns, and shall inure to the benefit of each party and to their heirs, administrators, representatives, executors, successors, and assigns.

                  k. Mr. Gosman will not disclose the fact or terms of this Agreement to anyone except to his counsel, his financial advisors, and members of his immediate family (provided that each and all of them agree to be bound by this non-disclosure obligation and Mr. Gosman accepts personal liability in the event that any of them breach the obligation) until the Companies make public disclosure of the fact and terms of this Agreement.

                  i. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.


                     [THE BALANCE OF THIS PAGE HAS BEEN LEFT
                              BLANK DELIBERATELY.]

Abraham D. Gosman
Michael J. Bohnen, Trustee
May 10, 1999
Page 12


              If you agree to these terms, please sign and date below and return this Agreement to the General Counsel of Meditrust Corporation by May 31, 1999.

                                            Sincerely,

                                            MEDITRUST OPERATING COMPANY


                                            By: /s/ William C. Baker
                                                --------------------------------
                                                 President

                                            MEDITRUST CORPORATION


                                            By: /s/ Michael S. Benjamin
                                                --------------------------------
                                                Senior Vice President & General
                                                Counsel

Accepted and agreed to:

/s/ Abraham D. Gosman                           May 10, 1999
--------------------------                      --------------------------------
Abraham D. Gosman                                Date

/s/ Michael J. Bohnen                           May 10, 1999
--------------------------                      --------------------------------
Michael J. Bohnen, Trustee                       Date
and not individually


PBG MEDICAL MALL
MOB 1 PROPERTIES, LTD.

By: /s/ Abraham D. Gosman                       May 10, 1999
    -------------------------                   --------------------------------
    Title: President                             Date

CHANCELLOR SENIOR HOUSING
GROUP, INC.

By: /s/ Abraham D. Gosman                       May 10, 1999
    -------------------------                   --------------------------------
    Title: President                             Date

                                 PROMISSORY NOTE

$1,200,000.00                                                       May 10, 1999


         FOR VALUE RECEIVED, Abraham D. Gosman (the "Maker") hereby promises to pay, on demand, to Meditrust Corporation or Meditrust Operating Company ("Meditrust") the principal sum of One Million Two Hundred Thousand Dollars ($1,200,000.00), without interest. All sums due hereunder shall be payable at the principal offices of Meditrust located at 197 First Avenue, Needham Heights, Massachusetts 02194 or at such other address as Meditrust shall designate to the Maker by written notice. In case the principal of this Note, or any part thereof, is not paid within ten days of demand therefor, interest at the rate of twelve percent (12%) per annum shall be payable on the amount demanded from the date such payment is demanded until the date of payment. The Maker hereby waives notice of default and agrees to pay all costs of collection, including reasonable attorneys' fees and disbursements, in case the principal of this Note, or any part thereof, is not paid as demanded.

         EXECUTED at Needham, Massachusetts to take effect as an instrument under seal.


                                                  /s/ Abraham D. Gosman
                                                  ------------------------------
                                                  Abraham D. Gosman


Witness:

/s/ Cynthia Rice
-------------------

                                                              Exhibit A
                                                                  to
                                                         Separation Agreement

                             SPLIT-DOLLAR AGREEMENT

         SPLIT-DOLLAR AGREEMENT by and between Meditrust, a Massachusetts business trust, ("Employer") with its address at 197 First Avenue, Needham, Massachusetts, and Michael J. Bohnen, as Trustee under the Abraham D. Gosman 1995 Irrevocable Indenture of Trust ("Policy Owner"), with an address c/o Nutter, McClennen & Fish, One International Place, Boston, Massachusetts 02110-2699.

                                    RECITALS

         A. Abraham D. Gosman ("Employee"), a resident of Palm Beach, Florida is an employee of the Employer.

         B. The Employer and the Policy Owner are entering into a Split-Dollar Agreement (the "Agreement") pursuant to which certain insurance policies (the "Policies"), which are described in Exhibit A attached hereto, will be purchased and maintained on the life of the Employee.

         C. The parties hereto intend the Agreement to satisfy the requirements of Rev. Rul. 64-328, 1964-2 C.B. 11 relative to the allocation of the annual premium payment on the Policies between the Employer and the Policy Owner, as illustrated in Exhibit B attached hereto.

         D. The Policy Owner will collaterally assign the Policies to the Employer for the sole purpose of providing security for the repayment of the Employer's Policy Interest, as defined in the Agreement.

         E. The parties desire to define herein the extent of the Employer's security interest in the Policies.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the Employer and Policy Owner hereby agree as follows:

         1. The Policy Owner is the sole owner of the Policies and may exercise all rights of ownership with respect thereto, subject only to the security interest of the Employer as expressed in this Agreement and in the Assignment of the Policies contemplated by Paragraph 3 hereof.

         2. The Policy Owner shall pay directly or, at the option of the Employer, reimburse the Employer for that portion of the annual gross premiums due on the Policies, but not exceeding the entire amount thereof, equal to the value of the economic benefit (including any economic benefit attributable to the use of Policy dividends) provided to the Policy Owner in accordance with the principles set forth in Rev. Rul. 64-328, 1964-2 C.B. 11, and

Rev. Rul. 66-110, 1966-1 C.B. 12.The Employer shall pay the balance of the premiums, if any.

         All premium payments by the Employer under this Agreement shall constitute advances by the Employer to the Policy Owner for which the Policy Owner shall be responsible for repayment in accordance with the terms of this Agreement. No interest shall be payable on such advances.

         3. By a Collateral Assignment of even date and delivery herewith in the form of Exhibit C to this Agreement (the "Assignment"), Policy Owner is assigning the Policies to the Employer pursuant to the terms of this Agreement as collateral security for the rights of the Employer under paragraph 4 hereof. The terms of such Collateral Assignment are expressly made a part of this Agreement.

         4. Subject to the grant of rights provided for in the second paragraph of this Paragraph 4, Policy Owner shall be sole and exclusive owner of the Policies and will retain all the rights of owner under the terms of the Policies including, but not limited to, the right to designate beneficiaries and to select settlement options but subject always to the repayment to the Employer of its Policy Interest. In consideration of the Employer's agreement to pay premiums as set forth in paragraph 2 hereof, the Policy owner hereby grants to the Employer the following limited rights in the Policies:

                  (1) The right to realize against the cash value of the Policies, to the extent of its Policy Interest (as hereinafter defined), in the event of termination of this Agreement;

                  (2) The right to realize against proceeds of the Policies, to the extent of its Policy Interest (as hereinafter defined), in the event of the Insured's death; and

                  (3) The right to borrow against the cash surrender value of the Policies not exceeding an amount equal to the aggregate premiums paid by the Employer.

         The Policy Owner specifically reserves the right to borrow against the cash surrender value of the policies to the extent that such cash surrender value exceeds the aggregate premiums paid by the Employer.

         In the event of a termination of this Agreement during the Employee's lifetime, the Employer's "Policy Interest" shall equal the lesser of (a) the aggregate premiums paid by the Employer to the date of termination or (b) the total cash surrender value of the Policies as of such termination date. In the event of Employee's death while the Policies are in force, the Employer's "Policy Interest" shall equal the aggregate premiums paid by the Employer. Insurer shall pay benefits under the Policies by separate checks to the parties respectively entitled thereto.

         For those Policies that pay dividends, the "cash surrender value" of such Policies at any time equals (a) the then cash value set forth in each Policy's table of values; plus (b) the cash value of any paid up additions; plus
(c) any dividend accumulations and unpaid dividends; less (d) any Policy loans to the Employer and accrued interest thereon at such time.

         For those Policies that do not pay dividends, the "cash surrender value" of such Policies at any time equals the net cash value under such Policies less any policy loans to the Employer and accrued interest thereon at such time.

         The "aggregate premiums paid" at any time equal (a) the then cumulative premiums paid by the Employer under the Policies; less (b) the amount of any policy dividends or interest thereon paid in cash to the Employer or used to reduce or offset such premiums; less (c) any policy loans to the Employer and accrued interest thereon at such time; less (d) any amounts received by the Employer from the Policy Owner as reimbursement for the economic benefit under the split dollar arrangement; provided, however, the aggregate premiums paid shall not include premiums for any extra benefit riders or agreements other than those providing for additional life insurance coverage on the Employee.

         5. The effective date of this Agreement and the Assignment shall be deemed to be May 19, 1995.

         6. Subject always to the Employer's Policy Interests in the Policies, the Policy Owner shall have the right to assign any part or all of such Owner's retained interest in the Policies or under this Agreement to any person, entity or trust by execution of a written instrument delivered to the Employer and the Insurer.

         7. If the Policies become a claim by reason of Employee's death, the Employer's interest in the proceeds shall be limited to the amount of the aggregate premiums paid by it as defined in Paragraph 4. Promptly following the Employee's death, the parties shall take steps to collect the proceeds of the Policies by submitting the proper claims forms to the Insurers. The Employer shall notify the Insurers of the amount of its Policy Interest. Such amount shall be paid by the Insurers to the Employer. Upon receiving such amount, the Employer shall release and cancel the Assignment, returning it to Policy Owner. Any portion of the death benefit which is in excess of the amount payable to the Employer, its successors or assigns, shall be payable by the Employer to the persons entitled thereto under the terms of the Policies.

         8. This Agreement may be terminated (a) by mutual consent of the Employer and the Policy Owner at anytime during the two year period commencing with the effective date of this Agreement as specified in paragraph 5 hereof and
(b) at any time after such two year period by either party to this Agreement upon at least 30 days written notice delivered by registered or certified mail, postage prepaid, to the other party at the address of such party set forth at the outset of this Agreement or at such other address as either party may specify in writing to the other. The date of posting shall be deemed the date of the effectiveness of such notice or demand, except that any notice of change of address and any notice given otherwise than as specified above shall be effective only upon receipt. This Agreement shall in any event terminate upon the Employee's ceasing to be employed by the Employer.

         9. If this Agreement terminates for any reason, then the Policy Owner, at its option, shall either (a) surrender the Policies to the Insurers and direct the Insurers to pay the Employer the amount of the Employer's Policy Interest, or (b) retain the Policies and pay the Employer the amount of the Employer's Policy Interest, in which event the Employer, upon such payment, shall cancel and release the Collateral Assignment of the Policies and deliver the Policies to the Policy Owner.

         l0. Any annual dividends attributable to the Policies shall be utilized in such manner as the parties shall from time to time agree, including but not limited to, as part of any modified payment option or similar plan under which the use of dividends is designed to level out premiums or to "vanish" premiums over a period of years. If the parties are unable to agree as to the use of dividends at any time, dividends shall be applied to the purchase of a paid-up additions from the Insurers.

         11. This Agreement shall be binding upon the parties hereto, their heirs, legal representatives, successors, and assigns.

         12. No change, alteration, or modification may be made except in writing signed by both parties hereto. Any action by Employer hereunder shall require the approval of a majority of the disinterested Trustees of Meditrust. In the event of any conflict between the provisions of this Agreement and the Assignment and/or any other evidence of liability relating to the Policies or rights of collateral security therein, the provisions of this Agreement shall prevail as between the Policy owner and the Employer.

         13. The Employer may take or release other security, may release any party primarily or secondarily liable any of the liabilities arising hereunder, may grant extensions, renewals or indulgences with respect to such liabilities, or may, without resort or regard to any other security, apply the proceeds of the Policies, or any amount received on account of the Policies by the exercise of any right permitted under this Agreement, in satisfaction of such liabilities (or any part thereof) in such order or priority as the Employer shall determine.

         14. This Agreement is governed by the laws of the Commonwealth of Massachusetts.

         THE DECLARATION OF TRUST ESTABLISHING THE EMPLOYER, DATED AUGUST 6, 1985, AS AMENDED (THE "DECLARATION"), A COPY OF WHICH IS DULY FILED IN THE OFFICE OF THE SECRETARY OF STATE OF THE COMMONWEALTH OF MASSACHUSETTS, PROVIDES THAT THE NAME "MEDITRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT N0T INDIVIDUALLY OR PERSONALLY; AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE EMPLOYER SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE EMPLOYER. ALL PERSONS DEALING WITH THE EMPLOYER, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE EMPLOYER FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         IN WITNESS WHEREOF, the parties hereto have caused this Split Dollar Life Insurance Agreement to be executed and delivered as of the date first set forth above.

                                           MEDITRUST

                                           By: /s/ David F. Benson
                                               ---------------------------------
                                               David F. Benson
                                               Its: President

                                           Abraham D. Gosman 1995 Irrevocable
                                           Indenture of Trust

                                           By: /s/ Michael J. Bohnen
                                               ---------------------------------
                                               Michael J. Bohnen, as Trustee
                                               and not individually

Executed in Duplicate

                                   EXHIBIT C

                 COLLATERAL ASSIGNMENT OF LIFE INSURANCE POLICY

For value received, the undersigned ("Policy Owner") hereby collaterally assigns and transfers to Meditrust, having a business address at 197 First Avenue, Needham, Massachusetts (the "Employer") policy numbered 77764308 (the "Policy"), issued by The Prudential Insurance Company of America, (the "Insurer"), upon the life of Abraham D. Gosman, of Palm Beach, Florida, (the "Insured"). This assignment of the Policy is made as collateral security for the repayment to the Employer of the premiums now or hereafter advanced by the Employer under a Split Dollar Agreement between the Policy owner and the Employer of even date (the "Split Dollar Agreement").

The rights of the Employer and the Policy Owner under the Policy shall be as set forth in the Split Dollar Agreement to which this Collateral Assignment has been made a part.

The Insurer is authorized, and by signing this Assignment agrees, that upon the first to occur of (a) the surrender of the Policy, (b) the death of the Insured, or (c) the termination of the Split Dollar Agreement (such first occurring event being referred to as the "termination date"), the Insurer will pay to the Employer its Policy Interest as defined in the Split Dollar Agreement and in an amount set forth in a written statement submitted by the

Employer to the Insurer with a copy delivered by the Employer to the Policy Owner at the address of the Policy Owner set forth in the Split Dollar Agreement or at such other address as the Policy Owner may specify in writing to the Employer. Such written statement shall be conclusive proof to the Insurer of the amount of the Employer's Policy Interest. Payment to the Employer of its Policy Interest, shall be made by the Insurer at the Employer's address set forth at the outset of this Assignment or at such other address as the Employer may specify in writing to the Insurer, promptly after the Employer submits to the Insurer (1) the written statement of the amount of its Policy Interest pursuant to the provisions of this paragraph and (2) such other forms as the Insurer may reasonably request in accordance with standard insurance industry practice. The Insurer shall pay interest on the Employer's Policy Interest in an amount determined pursuant to Florida law or, if greater, in an amount determined by the Insurer's then prevailing practices for such payments.

After payment to the Employer of its Policy Interest, the Insurer will pay the balance, if any, due under the Policy to the person or persons entitled thereto under the Policy as shown on the Insurer's records.

Repayment as is stipulated in the Split Dollar Agreement shall constitute a discharge of this assignment upon completion of a valid release of collateral assignment by the Employer.

The Policy owner hereby warrants the validity of this assignment and that there are no prior assignments of this Policy.

It is hereby certified that no proceedings in bankruptcy or insolvency, voluntary or involuntary, have ever been instituted by or against the Policy Owner.

This Assignment shall (i) be binding on the Policy Owner and the Policy Owner's heirs, executors, administrators, legal representatives, and permitted successors and assigns and (ii) inure to the benefit of the Employer and its successors and assigns.

Any notice, request, demand, statement or consent made hereunder shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, and shall be deemed given when postmarked or placed in the possession of such mail or delivery service and addressed as follows:

If to the Policy Owner:

                                   Abraham D. Gosman 1995 Irrevocable Trust
                                   c/o Nutter, McClennen & Fish
                                   One International Place
                                   Boston, Massachusetts 02110-2699
                                   Attn: Michael J. Bohnen, Esq.

If to the Employer:                Meditrust
                                   197 First Avenue
                                   Needham, Massachusetts 02194
                                   Attn: President

With a copy so given to:

                                   Meditrust
                                   197 First Avenue
                                   Needham, Massachusetts 02194
                                   Attn: Michael S. Benjamin, Esq.

or at such other place as the Policy Owner or Employer may from time to time hereafter designate to the other in writing.

This Assignment shall be construed, and the rights and obligations of the parties shall be determined, in accordance with the laws of the Commonwealth of Massachusetts.

None of the terms set forth in this Assignment may be amended, revised, waived, or terminated except by an agreement in writing signed by the person against whom enforcement is sought.

Executed by the undersigned this 19th day of May 1995.

                                   Abraham D. Gosman 1995 Irrevocable Trust

                                   By: /s/ Michael J. Bohnen
                                       -----------------------------------------
                                       Michael J. Bohnen, as
                                       Trustee/Beneficiary and not individually

The Insurer, without assuming any responsibility for the validity or the sufficiency of the foregoing assignment, acknowledged delivery of the same, and hereby assents to its terms and further represents that it has, on this date, filed a duplicate thereof at its Home Office.

                                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Date JUN 19 1995                   By: /s/ Dorothy K. Light
     -----------                      ------------------------------------------
                                   Its: secretary
                                        ----------------------------------------
                                        Duly Authorized

Executed in Duplicate


We, the Company that issued this contract, have filed one copy of this instrument. But we are not obliged to see that it is [illegible] or sufficient.

/s/ Dorothy K. Light
-----------------------
Secretary

By
    --------

JUN 19 1995

John Hancock Mutual Life Insurance Company                    John Hancock Place
                                                              Boston, Mass 02117

INSURED Abraham D. Gosman            $6.000,000          BASE POLICY SUM INSURED

PLAN INDIVIDUAL WHOLE LIFE          $10,000,000          INITIAL TARGET AMOUNT

POLICY NUMBER   85 350 001        April 7, 1995          DATE OF ISSUE

                                 LIFE INSURANCE

The John Hancock Mutual Life Insurance Company agrees, subject to the conditions and provisions of this policy, to pay the Death Benefit to the Beneficiary if the Insured's death occurs while the Policy is in full force, and to provide the other benefits, rights and privileges of the policy.

Payment will be made on receipt at the Home Office of the Company in Boston, Massachusetts, of due proof of the Insured's death.

The policy, which includes any riders which are a part of the policy on delivery, is issued in consideration of the application and the payment of the premiums.

The Policy Specifications on page 3 and the conditions and provisions on this and the following pages are part of the -!icy.

10 Day Right of Examination - This policy may be returned by delivering or mailing it within 10 days after its receipt to the Company at Boston, Massachusetts, or to the agent or agency office through which It was delivered. Immediately on such delivery or mailing, the policy shall be deemed void from the beginning. Any premium paid on it will then be refunded.

Signed for the Company at Boston, Massachusetts.


[illegible]                      [illegible]
------------------------------   ------------------------------
President                        Secretary

Whole Life
Scheduled premium payable until Insured's death
Death Benefit payable at death
Eligible for dividends
Schedules of benefits and premiums, and the premium class, are shown on Page 3.

                    Kornreich
                    INSURANCE SERVICES

Form 92-2           919 Third Avenue - New York, NY 10022-3970 - 212-698-9700

1. POLICY SPECIFICATIONS

OWNER BENEFICIARY - AS DESIGNATED IN THE APPLICATION SUBJECT TO SECTION 4 OF THE POLICY

INSURED   Abraham D. Gosman     ISSUE AGE* 66              PREMIUM CLASS
                                                              STANDARD NONSMOKER

POLICY NUMBER      85 350 001                  DATE OF ISSUE* April 7, 1995

--------------------------------------------------------------------------------
SCHEDULE OF BENEFITS         POLICY PLAN         SCHEDULE OF   ANNUAL    PREMIUM

                       INDIVIDUAL WHOLE LIFE

                                   SUM
                                INSURED           PAYABLE+               AMOUNT
--------------------------------------------------------------------------------

LIFE INSURANCE - PAYABLE ON DEATH $10,835,498             FOR LIFE $745,980

WHOLE LIFE RIDER - PAYABLE ON DEATH $ 6,000,000           FOR LIFE $625,980

ADDITIONAL INSURANCE PROTECTION BENEFIT$ 4,835,498        FOR LIFE $120,000

TARGET AMOUNT - $10,000,000








*The date of issue and the issue age of each Rider for an additional benefit is the Date of Issue and the Issue Age of the policy unless otherwise specified. +Premiums are payable from the date of issue for the period specified, but not beyond the end of the policy month in which the Insured's death occurs.

                                   EXHIBIT C

                 COLLATERAL ASSIGNMENT OF LIFE INSURANCE POLICY

For value received, the undersigned ("Policy Owner") hereby collaterally assigns and transfers to Meditrust, having a business address at 197 First Avenue, Needham, Massachusetts (the "Employer") policy numbered 85350001 (the "Policy"), issued by John Hancock Mutual Life Insurance Company, (the "Insurer"), upon the life of Abraham D. Gosman, of Palm Beach, Florida, (the "Insured"). This assignment of the Policy is made as collateral security for premiums now or hereafter advanced by the Employer under a Split Dollar Agreement between the Policy Owner and the Employer of even date (the "Split Dollar Agreement").

The rights of the Employer and the Policy Owner under the Policy shall be as set forth in the Split Dollar Agreement to which this Collateral Assignment has been made a part.

The Insurer is authorized, and by signing this Assignment agrees, that upon the first to occur of (a) the surrender of the Policy (b) the death of the Insured, or (c) the termination of the Split Dollar Agreement, the Insurer will pay to the Employer its Policy Interest as defined in the Split Dollar Agreement and in an amount set forth in a written statement submitted by the Employer to the Insurer with a copy delivered by the Employer to the

Policy Owner at the address of the Policy owner set forth in the Split Dollar Agreement or at such other address as the Policy Owner may specify in writing to the Employer. Such written statement shall be conclusive proof to the Insurer of the amount of the Employer's Policy Interest. Payment to the Employer of its Policy Interest shall be made by the Insurer at the Employer's address set forth at the outset of this Assignment or at such other address as the Employer may specify in writing to the Insurer, and in any event such payment shall be made no later than 30 days after the Employer submits to the Insurer the written statement of the amount of its Policy Interest pursuant to the provisions of this paragraph.

After payment to the Employer of its Policy Interest, the Insurer will pay the balance, if any, due under the Policy to the person or persons entitled thereto under the Policy as shown on the Insurer's records.

Repayment as is stipulated in the Split Dollar Agreement shall constitute a discharge of this assignment upon completion of a valid release of collateral assignment by the Employer.

The Policy Owner hereby warrants the validity of this assignment and that there are no prior assignments of this Policy except as noted herein.

It is hereby certified that no proceedings in bankruptcy or insolvency, voluntary or involuntary, have ever been instituted by or against the Policy Owner.

This Assignment shall (i) be binding on the Policy Owner and the Policy Owner's heirs, executors, administrators, legal representatives, and permitted successors and assigns and (ii) inure to the benefit of the Employer and its successors and assigns.

Any notice, request, demand, statement or consent made hereunder shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, and shall be deemed given when postmarked or placed in the possession of such mail or delivery service and addressed as follows:

If to the Policy Owner:

                           Abraham D. Gosman 1995 Irrevocable Trust
                           c/o Nutter, McClennen & Fish
                           One International Place
                           Boston, Massachusetts 02110-2699
                           Attn: Michael J. Bohnen, Esq.

If to the Employer:        Meditrust
                           197 First Avenue
                           Needham, Massachusetts 02194
                           Attn: President

With a copy so given to:

                           Meditrust
                           197 First Avenue
                           Needham, Massachusetts 02194
                           Attn: Michael S. Benjamin, Esq.

or at such other place as the Policy Owner or Employer may from time to time hereafter designate to the other in writing.

This Assignment shall be construed, and the rights and obligations of the parties shall be determined, in accordance with the laws of the Commonwealth of Massachusetts.

None of the terms set forth in this Assignment may be amended, revised, waived, or terminated except by an agreement in writing signed by the person against whom enforcement is sought.

Executed by the undersigned this 19th day of May 1995.

                           Abraham D. Gosman 1995 Irrevocable Trust

                           By: /s/ Michael J. Bohnen
                               -------------------------------------------------
                               Michael J. Bohnen, as
                               Trustee/Beneficiary and not individually

The Insurer, without assuming any responsibility for the validity or the sufficiency of the foregoing assignment, acknowledged delivery of the same, and hereby assents to its terms and further represents that it has, on this date, filed a duplicate thereof at its Home Office.

                           JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Date 6-5-96                By: /s/ [illegible]
     -------                   -------------------------------------------------

                           Its: Corporate Secretary
                                ------------------------------------------------
                                Duly Authorized


Executed in Duplicate

[logo]

PACIFIC MUTUAL                                   Kornreich
LIRE INSURANCE COMPANY                           INSURANCE SERVICES

700 Newport Center Drive                         [logo]
Newport Beach, CA 92660



--------------------------------------------------------------------------------


FLEXIBLE                            We, Pacific Mutual Ufe Insurance Company, a
PREMIUM                             mutual company, agree with you, the Owner,
ADJUSTABLE LIFE                     to pay ft benefits of this policy according
INSURANCE                           to its provisions.
POLICY

* Flexible Premiums Payable to      Right To Cancel Policy WIthlin 20 Days - You
  Age 95                            may return this policy within 20 days after
                                    you receive It To do so, deliver or maU it
0 Adjustable Face Amount            to us or our agent We will then cancel this
                                    policy as of the policy date and refund any
* Participating                     premium paid.

Form 92-45                          Signed at our Home Office, 700 Newport
                                    Center Drive, Newport Beach, Carrfomia
                                    92660.


                                    [illegible]
                                    Chairman and Chief Executive Officer

                                    [illegbile]
                                    Secretary




                                 Pacific Mutual
                                Customer Service
                            700 Newport Center Drive
                            Newport Beach, CA 92660
                                 (800) 800-6416

POLICY SPECIFICATIONS

PREMIUMS:         PLANNED ANNUAL PREMIUM     = $590,000.00

                  GUIDELINE SINGLE PREMIUM   = $5,737,386.22

                  GUIDELINE LEVEL PREMIUM    = $695,096.98 ANNUALLY

INTEREST:         IN ADDITION TO GUARANTEED INTEREST DESCRIBED IN THE INTEREST
                  PROVISION OF THIS POLICY. PM MAY CREDIT EXCESS INTEREST ON THE
                  UNLOANED PORTION OF THE ACCUMULATED VALUE. THIS EXCESS
                  INTEREST WILL BE GUARANTEED FOR THE FIRST POLICY YEAR SUCH
                  THAT, TOGETHER WITH GUARANTEED INTEREST, THE INTEREST RATE ON
                  THE UNLOANED PORTION OF THE ACCUMULATED VALUE WILL BE .565415%
                  PER MONTH WHICH IS EQUIVALENT TO 7.00% ANNUALLY.

DEATH BENEFIT     GUIDELINE PREMIUM (THIS ELECTION IS
QUALIFICATION     IRREVOCABLE FOR THE LIFE OF THE CONTRACT.)
TEST:

DEATH BENEFIT
OPTION:           A    (SEE THE GUIDELINE PREMIUM TEST DEATH BENEFIT
                       OPTIONS PROVISION OF THIS POLICY FOR FURTHER
                       DESCRIPTION.)

OWNER:            ABRAHAM 0 GOSMAN IRREVOCABLE INDENTURE OF TRUST

                  MICHAEL J BOHNEN TRUSTEE

BENEFICIARY:      ABRAHAM D GOSMAN IRREVOCABLE INDENTURE OF
                  TRUST

                                    PAGE 3.0


BASIC POLICY:     FLEXIBLE PREMIUM ADJUSTABLE LIFE

POLICY NUMBER:    IA2294563-0     INSURED'S NAME:       ABRAHAM 0 GOSMAN

FIRST YEAR
TOTAL COVERAGE:   $10,546,300.00  RISK CLASSIFICATION:  MALE NONSMOKER

POLICY DATE:      APR 7, 1995     AGE ON POLICY DATE:   66

MATURITY DATE:    APR 7, 2024     NOTE: THIS POLICY MAY NOT REMAIN IN FORCE
                                  TO THE INDICATED MATURITY DATE IF THE PAYMENTS
MONTHLY PAYMENT DATE IS           ARE INSUFFICIENT TO MAINTAIN THE CASH VALUE
THE 7TH DAY OF THE MONTH.         UNTIL THAT DATE.

                                   EXHIBIT C

                 COLLATERAL ASSIGNMENT OF LIFE INSURANCE POLICY

For value received, the undersigned ("Policy Owner") hereby collaterally assigns and transfers to Meditrust, having a business address at 197 First Avenue, Needham, Massachusetts (the "Employer") policy numbered 1A22945630 (the "Policy"), issued by Pacific Mutual Life Insurance Company, (the "Insurer"), upon the life of Abraham D. Gosman, of Palm Beach, Florida, (the "Insured"). This assignment of the Policy is made as collateral security for premiums now or hereafter advanced by the Employer under a Split Dollar Agreement between the Policy Owner and the Employer of even date (the "Split Dollar Agreement").

The rights of the Employer and the Policy Owner under the Policy shall be as set forth in the Split Dollar Agreement to which this Collateral Assignment has been made a part. With respect to policy loans, the Split-Dollar Agreement provides, in substance, that the Employer has the right to borrow against the Policy's net cash surrender value in an amount not exceeding the aggregate premiums paid by the Employer, and the Policy Owner reserves the right to borrow against the Policy's net cash surrender value to the extent that such cash surrender value exceeds the aggregate premiums paid by the Employer.

The Insurer is authorized, and by signing this Assignment agrees, that upon the first to occur of (a) the surrender of the Policy, (b) the death of the Insured, or (c) the termination of the Split Dollar Agreement, the Insurer will pay to the Employer its Policy Interest as defined in the Split Dollar Agreement and in an amount set forth in a written statement submitted by the Employer to the Insurer with a copy delivered by the Employer to the Policy Owner at the address of the Policy Owner set forth in the Split Dollar Agreement or at such other address as the Policy Owner may specify in writing to the Employer. Such written statement shall be conclusive proof to the Insurer of the amount of the Employer's Policy Interest and the Insurer shall be fully protected by its reliance thereon. Payment to the Employer of its Policy Interest shall be made by the Insurer at the Employer's address set forth at the outset of this Assignment or at such other address as the Employer may specify in writing to the Insurer, and in any event such payment shall be made promptly after the Employer submits to the Insurer the written statement of the amount of its Policy Interest pursuant to the provisions of this paragraph. The Insurer shall pay interest on the Employer's Policy Interest in an amount determined pursuant to Florida law or, if greater, in an amount determined by the Insurer's then prevailing practices for such payments.

After payment to the Employer of its Policy Interest, the Insurer will pay the balance, if any, due under the Policy to the person or persons entitled thereto under the Policy as shown on the Insurer's records.

Repayment as is stipulated in the Split Dollar Agreement shall constitute a discharge of this assignment upon completion of a valid release of collateral assignment by the Employer.

The Policy Owner hereby warrants the validity of this assignment and that there are no prior assignments of this Policy except as noted herein.

It is hereby certified that no proceedings in bankruptcy or insolvency, voluntary or involuntary, have ever been instituted by or against the Policy Owner.

This Assignment shall (i) be binding on the Policy Owner and the Policy Owner's successors and assigns and (ii) inure to the benefit of the Employer and its successors and assigns.

Any notice, request, demand, statement or consent made by Employer or Policy Owner hereunder shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, and shall be deemed given when postmarked or placed in the possession of such mail or delivery service and addressed as follows:

If to the Policy Owner:

                                   Abraham D. Gosman 1995 Irrevocable Trust
                                   c/o Nutter, McClennen & Fish
                                   One International Place
                                   Boston, Massachusetts 02110-2699
                                   Attn: Michael J. Bohnen, Esq.

If to the Employer:                Meditrust
                                   197 First Avenue
                                   Needham, Massachusetts 02194
                                   Attn: President

With a copy so given to:

                                   Meditrust
                                   197 First Avenue
                                   Needham, Massachusetts 02194
                                   Attn: Michael S. Benjamin, Esq.

or at such other place as the Policy Owner or Employer may from time to time hereafter designate to the other in writing.

This Assignment shall be construed, and the rights and obligations of the parties shall be determined, in accordance with the laws of the Commonwealth of Massachusetts.

Notwithstanding any language herein to the contrary, the Insurer is authorized by the Policy Owner and the Employer to follow the sole written direction of either the Policy Owner or the Employer as to the exercise of any and all ownership rights in the Policy and a copy of any such written request will be sent to the Policy Owner or the Employer by the other party. Any language in this document which could be construed to be in conflict with the foregoing sentence is intended to merely state the contractual rights between the Policy Owner and the Employer in their Split-Dollar Agreement and is not binding on the Insurer. The Insurer has no knowledge of the provisions of the Split-Dollar Agreement or any amendments thereto.

None of the terms set forth in this Assignment may be amended, revised, waived, or terminated except by an agreement in writing signed by the person against whom enforcement is sought.

Executed by the undersigned this 19th day of May 1995.

                                   Abraham D. Gosman 1995 Irrevocable Trust

                                   By: /s/ Michael J. Bohnen
                                       -----------------------------------------
                                       Michael J. Bohnen, as
                                       Trustee/Beneficiary and not individually

The Insurer, without assuming any responsibility for the validity or the sufficiency of the foregoing assignment, acknowledges delivery of the same, and hereby assents to its terms and further represents that it has, on this date, filed a duplicate thereof at its Home Office.

                                   PACIFIC MUTUAL LIFE INSURANCE COMPANY

Date    5/19/95                    By: /s/ Audry L. Mills
     -----------                      ------------------------------------------
                                      Audry L. Mills, Secretary
                                      Newport Beach, California
                                      ------------------------------------------
                                        Duly Authorized

Executed in Duplicate

Life insured     ED ABRAHAM D GOSMAN

Policy number    ER 5847880-1



THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
-------------------------------------------------------------------------------
FLEXIBLE PREMIUM ADJUSTABLE LIFE policy.

Adjustable death benefit

Flexible premiums payable during the life insured's lifetime.

Non-participating (not eligible for dividends).

[GRAPHIC]

In this policy "you" and "your" refer to the owner of the policy. "We," "us" and "our" refer to The Manufacturers Life Insurance Company (U.S.A.).

If the life insured dies while the policy is in force, we will pay the insurance benefit to the beneficiary, subject to the provisions of the policy. The life insured and the beneficiary are named on page 3. The death benefit is described in the "Insurance Benefit" provision.

READ YOUR POLICY CAREFULLY. It is a legal contract between you and us.

To present inquiries or obtain information about coverage and to provide assistance in resolving complaints, call 1-800-333-2526.

TEN-DAY RIGHT TO RETURN POLICY. Within ten days after receiving your policy, you can return it for cancellation by delivering or mailing it to us or the agent who sold it. Immediately on delivery or mailing, the policy will be void from the beginning. We will refund in full the premium paid.

-------------------------------------------------------------------------------

/s/ [illegible]
President

/s/ Stephen C. [illegible]
Secretary

                                    EXHIBIT C

                 COLLATERAL ASSIGNMENT OF LIFE INSURANCE POLICY

For value received, the undersigned ("Policy Owner") hereby collaterally assigns and transfers to Meditrust, having a business address at 197 First Avenue, Needham, Massachusetts (the "Employer") policy numbered 5847880-1 (the "Policy"), issued by THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.), (the "Insurer"), upon the life of Abraham D. Gosman, of Palm Beach, Florida, (the "Insured"). This assignment of the Policy is made as collateral security for the repayment to the Employer of the premiums now or hereafter advanced by the Employer under a Split Dollar Agreement between the Policy Owner and the Employer of even date (the "Split Dollar Agreement").

The rights of the Employer and the Policy Owner under the Policy shall be as set forth in the Split Dollar Agreement to which this Collateral Assignment has been made a part. With respect to policy loans, the Split-Dollar Agreement provides, in substance, that the Employer has the right to borrow against the policy's net cash surrender value in an amount not exceeding the aggregate premiums paid by the Employer, and the Policy Owner reserves the right to borrow against the policy's net cash surrender value to the extent that such cash surrender value exceeds the aggregate premiums paid by the Employer.

The Insurer is authorized, and by signing this Assignment agrees, that upon the first to occur of (a) the surrender of the Policy, (b) the death of the Insured, or (c) the termination of the Split Dollar Agreement, the Insurer will pay to the Employer its Policy Interest as defined in the Split Dollar Agreement and in an amount set forth in a written statement submitted by the Employer to the Insurer with a copy delivered by the Employer to the Policy Owner at the address of the Policy Owner set forth in the Split Dollar Agreement or at such other address as the Policy Owner may specify in writing to the Employer. Such written statement shall be conclusive proof to the Insurer of the amount of the Employer's Policy Interest and the Insurer shall be fully protected by its reliance thereon. Payment to the Employer of its Policy Interest shall be made by the Insurer at the Employer's address set forth at the outset of this Assignment or at such other address as the Employer may specify in writing to the Insurer, and in any event such payment shall be made no later than 30 days after the Employer submits to the Insurer the written statement of the amount of its Policy Interest pursuant to the provisions of this paragraph. Should, for any reason, payment not be made within 30 days, the Insurer shall pay interest on the Employer's Policy Interest at the then prevailing rate of interest provided by the Insurer for such payments.

After payment to the Employer of its Policy Interest, the Insurer will pay the balance, if any, under the Policy to the person or persons entitled thereto under the Policy as shown on the Insurer's records.

Repayment as is stipulated in the Split Dollar Agreement shall constitute a discharge of this assignment upon completion of a valid release of collateral assignment by the Employer.

The Policy Owner hereby warrants the validity of this assignment and that there are no prior assignments of this Policy.

It is hereby certified that no proceedings in bankruptcy or insolvency, voluntary or involuntary, have ever been instituted by or against the Policy Owner.

This Assignment shall (i) be binding on the Policy owner and the Policy owner's successors and assigns and (ii) inure to the benefit of the Employer and its successors and assigns.

Any notice, request, demand, statement or consent made hereunder shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, and shall be deemed given when postmarked or placed in the possession of such mail or delivery service and addressed as follows:

If to the Policy Owner:

                                    Abraham D. Gosman 1995 Irrevocable Trust
                                    c/o Nutter, McClennen & Fish
                                    One International Place
                                    Boston, Massachusetts 02110-2699
                                    Attn: Michael J. Bohnen, Esq.

If to the Employer:                 Meditrust
                                    197 First Avenue
                                    Needham, Massachusetts 02194
                                    Attn: President

With a copy so given to:
                                    Meditrust
                                    197 First Avenue
                                    Needham, Massachusetts 02194
                                    Attn: Michael S. Benjamin, Esq.

or at such other place as the Policy Owner or Employer may from time to time hereafter designate to the other in writing.

This Assignment shall be construed, and the rights and obligations of the parties shall be determined, in accordance with the laws of the Commonwealth of Massachusetts.

Notwithstanding any language herein to the contrary, the Insurer is authorized by the Policy Owner and the Employer to follow the sole written direction of either the Policy owner or the Employer as to the exercise of any and all ownership rights in the Policy and to recognize any written requests for loans without inquiring into the validity of the amount thereof. A copy of any such written request will be sent to the Policy Owner or the Employer by the other party. Any language in this document which could be construed to be in conflict with the foregoing sentence is intended merely to state the the contractual rights between the Policy Owner and the Employer in their Split-Dollar Agreement and is not binding on the Insurer. The Insurer has no knowledge of the provisions of the Slit-Dollar Agreement or any amendments thereto.

None of the terms set forth in this Assignment may be amended, revised, waived, or terminated except by an agreement in writing signed by the person against whom enforcement is sought.

Executed by the undersigned this 19th day of May, 1995.

                                      Abraham D. Gosman 1995 Irrevocable
                                      Trust


                                      By:  /s/ Michael J. Bohnen
                                           -------------------------------------
                                            Michael J. Bohnen, as
                                            Trustee/Beneficiary and not
                                            individually

The Insurer, without assuming any responsibility for the validity or the sufficiency of the foregoing assignment, acknowledged delivery of the same, and hereby assents to its terms-and further represents that it has, on this date, filed a duplicate thereof at its Home office.

                                        THE MANUFACTURERS LIFE
                                        INSURANCE COMPANY (U.S.A.)


Date                                    By: /s/ [Illegible]
     -----------------------               -------------------------------------

                                        Its:
                                             -----------------------------------


Executed in Duplicate

  LIFE INSURED  ABRAHAM D GOSMAN                          AGE 66

 POLICY NUMBER  5847880                          POLICY DATE Apr 14, 1995

                                                  ISSUE DATE Apr 14, 1995

         OWNER MICHAEL L BOHNEN, TRUSTEE OF ABRAHAM D GOSMAN 1995 IRREVOCABLE INDENTURE OR TRUST DATED 03/24/95

   BENEFICIARY  AS DESIGNATED IN THE APPLICATION OR SUBSEQUENTLY CHANGED

          PLAN  FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE, NON-PARTICIPATING

            --



   FACE AMOUNT  $5,625,000.00

 DEATH BENEFIT  OPTION 2

           SEX  MALE

  PREMIUM MODE  Annually
                SEE 'PAYMENT OF PREMIUMS' PROVISION

  BEGINNING ON  PLANNED
  MON DAY YEAR  PREMIUM
  Apr 14, 1995  $514,661.00



         RATE
CLASSIFICATION  NON-SMOKER

    ADDITIONAL  $0.00 PER $1,000 OF FACE AMOUNT
        RATING  $0.00 PER $1,000 OF FACE AMOUNT FOR  0 YEARS
                     0% OF THE COST OF INSURANCE

THIS POLICY PROVIDES LIFE INSURANCE COVERAGE FOR THE LIFETIME OF THE LIFE INSURED IF SUFFICIENT PREMIUMS ARE PAID. PREMIUM PAYMENT IN ADDITION TO THE PLANNED PREMIUM SHOWN MAY NEED TO BE MADE TO KEEP THIS POLICY AND COVERAGE IN FORCE.

THE  PRUDENTIAL                      The Prudential Insurance Company of America
                                     a mutual life insurance company
                                     Prudential Plaza, Newark, New Jersey 07101

Insured          ABRAHAM D. GOSMAN

Face Amount      $25,000,000 --                         77 764 308 Policy Number
                                                   * April 6, 1995 Contract Date
Premium Period   LIFE
Agency           X-MJAX
                                                   * (CHANGED - SEE ENDORSEMENT)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



We will pay the beneficiary the proceeds of this contract promptly if we receive due proof that the Insured died. We make this promise subject to all the provisions of the contract.

Please read this contract with care. A guide to its contents is on the last page. A summary is on page 2. If there is ever a question about it, or if there is a claim, just see a Prudential agent or get in touch with one of our offices.

10 Day Right to Cancel Contract. -- Not later than ten days after you get this contract, you may return it to us. All you have to do is take it or mail it to one of our offices or to the agent who sold it to you. The contract will be canceled from the start, and we will give back your money promptly.

Signed for Prudential

       /s/ Dorothy K. Light                /s/ Robert C. Winters
           Secretary                           President




Whole Life Policy. Insurance payable only upon death. Premiums payable throughout Insured's lifetime. Eligible for annual dividends as stated under Dividends.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CONTRACT SUMMARY


We offer this summary to help you understand this contract. We do not intend that it change any of the provisions of the contract.

This is a contract of life insurance which provides benefits while the Insured is living and in the event of the Insured's death. Premiums are to be paid throughout the Insured's lifetime. If a premium is not paid before its days of grace are over, the contract may end or it may stay in force with reduced benefits. If either occurs, you may be able to reinstate its full benefits.

While the Insured is living, the contract gives you the following rights, among others, subject to certain limitations and requirements and to any limiting endorsement:

-         You may change the beneficiary under the contract.
-         You may borrow on the contract up to its loan value.
-         You may surrender it for its net cash value.

The contract may have extra benefits that we call supplementary benefits. If it does, we list them under Supplementary Benefits on the contract data page(s) and describe them after page 20. The contract may have other extra benefits. If it does, we add them by rider. Any extra benefit ends as soon as a premium is in default past its days of grace, unless the form that describes it states otherwise.

In the event of the Insured's death, the proceeds payable will depend upon the in force status of the contract and the insurance benefits payable under that status, adjusted for other factors such as loans and dividend credits. The general manner of determining the proceeds payable at the Insured's death is shown in the chart below.

                  PROCEEDS THAT ARISE FROM THE INSURED'S DEATH


If the Contract is in Force:            Then the Insurance Benefit              And We Adjust The Insurance
                                        Amount is:                              Benefit Amount For:
with no premium in default              the face amount (see page 1),           contract debt (see page 10),
past its days of grace                  plus the amount of any extra            dividend credits (see page 7),
                                        benefit arising from the                and premium in default or
                                        Insured's death                         paid (other than by a waiver
                                                                                benefit, if any) past the date
                                                                                of death (see page 6).

as reduced paid-up insurance            the amount of reduced paid-             contract debt and dividend
(see page 8)                            up insurance                            credits since the reduced
                                                                                paid-up insurance began.

as extended insurance (see              the amount of term
page 8)                                 insurance, if the Insured dies          nothing.
                                        in the term


Proceeds payable upon surrender or in the event of the Insured's death need not always be taken in one sum. For instance, on surrender, you may be able to choose a settlement option to provide retirement income or for some other purpose. If a death benefit becomes payable, the beneficiary may also be able to make such a choice.

ENDORSEMENTS
(Only we can endorse this contract.)


This endorsement is attached to and made a part of this contract.

Coverage is effective on ________ (the effective date), that is the date the initial premium was paid and the contract was delivered.

If the effective date is other than the 29th, 30th or 31st, that date is the contract date and all dates shown throughout the contract which depend on the contract date are changed accordingly.

If the effective date is the 29th, 30th, or 31st, the contract date will be the first day of the following month, and, except as stated in the next sentence, all dates shown throughout the contract that depend on the contract date are changed accordingly. In the Suicide Exclusion and in the Incontestability provisions, the effective date replaces the issue date.

The Prudential Insurance Company of America.


By: /s/ Dorothy K. Light
    -----------------------------------------
            Secretary

    /s/ Michael J. [illegible], trustee
---------------------------------------------
Signature of Insured, or Owner(s) if other than Insured


To the best of my knowledge and belief the health and the mental and physical condition of all persons proposed for coverage have not changed since the answers and statements were given in the application that is included in and made a part of this contract, which is effective on the date shown above.

/s/ Abraham D. Gosman
-------------------------------------------------
Signature of Insured (if age 15 or over) otherwise Applicant


-------------------------------------------------
Signature of Spouse (if examined by a doctor or paramedic)

                                  CONTRACT DATA

Insured's Sex and Issue Age  M-66               77 764 308    Policy Number
Rating Class   SELECT PREFERRED          **  April 6, 1995    Contract Date


Insured  ABRAHAM D. GOSMAN                 ** (CHANGED - SEE ENDORSEMENT)

Face Amount          $25,000,000 ---

Premium Period       LIFE

Agency               X-MJAX-Y

Beneficiary          SEE BENEFICIARY PROVISION ATTACHED.

                         LIST OF SUPPLEMENTARY BENEFITS
                                 *****NONE*****

                          LIST OF OTHER EXTRA BENEFITS

ORD 88646            Accounting Benefit.
                     The Single extra premium, due on the contract date, is $7,250,000.
                     The Accounting Benefit percentage is 80%.
                     Benefit termination date is April 6, 2003.

                              *****END OF LIST*****

                              SCHEDULE OF PREMIUMS

Due dates of contract premiums occur on the contract date and at intervals of 12 months after that date. The single extra premium, shown above, is only included in the Contract Premium due on the contract date.

Contract Premiums are               $1,362,325.00
Changing on April 6, 1996 to        $1,355,075.00 each

                            *****END OF SCHEDULE*****

                        PREMIUM PAYMENT AND REINSTATEMENT

PAYMENT OF PREMIUMS        The Schedule of Premiums shows the amounts of the
                           premiums, how often and when they must be paid. We tell you below how you may be able to have them fall due either more or less often. Due dates fall on the same day of the month as the contract date. They occur only while the Insured is living. The premium period, which we show on the first page, starts on the contract date. Each premium is to be paid by its due date. It may be paid at our Home Office or to any of our authorized agents. If we are asked to do so, we will give a signed receipt. A premium is in default if it is not paid when it is due.

CHANGE OF FREQUENCY        You may ask us in writing to have premiums fall due
                           either more or less often. If we agree, we will make the change and tell you what the new premiums are and when they are due. The more often premiums are due, the larger the total amount that will have to be paid for a contract year.

GRACE PERIOD               We grant 31 days of grace for paying each premium
                           except the first one. If a premium has not been paid by its due date, the contract will stay in force during its days of grace. If a premium has not been paid when its days of grace are over, the contract will end and have no value, except as we state under Contract Value Options.

PREMIUM ADJUSTMENT         The Insured might die while no premium is in default.
                           If so, we will make an adjustment so that the proceeds will include that part of the last premium paid which is more than was needed in pay premiums through the date of death. Or the Insured might die in the days of grace of premium in default. If so, the amount needed to pay premiums through the date of death is due us. We will make an adjustment so that the proceeds will not include that amount.

                           The contract might have an extra benefit that insures the spouse of the Insured, and the spouse might die while the Insured is living. If no premium is in default at the time of death, we will make an adjustment so that our settlement will include any part of the last premium paid that (1) applies to the extra benefit for the spouse; and (2) is more than was needed to pay for the benefit through the date of death. If the death of the spouse occurs in the days of grace of premium in default, we will subtract from our settlement: (1) the total premium amount default; less (2) the part of the spouse's premium which is more than was needed to pay for the extra benefit through the date of death.

                           The contract might have an extra benefit that insures that children of the Insured, and a child might die while the Insured is living and in the days of grace of a premium in default. In this case we will subtract any premium in default when we settle the claim.

REINSTATEMENT              You may reinstate this contract after the days of
                           grace of a premium in default. All the conditions must be met:

                           1. Premium payment must not be in default more than five years.

                           2. You must not have surrendered the contract to us for its cash value.

                           3. You must give us any facts we need to satisfy us that the Insured is insurable for the contract.

                           4. We must be paid all premiums in arrears with compound interest at 6% a year. We may set lower rate for any period in which there are arrears.

                           5. Any contract debt (with interest to date at the rate(s) we set for loans as we state under Loans) must be restored or paid back. If that debt with interest would exceed the loan value of the reinstated contract, the excess must be paid to us before reinstatement.

                           Example: Suppose a premium due May 1st is not paid on time. The contract will stay in force until June 1st whether the premium is paid or not. If the premium is not paid by June 1st, you must meet all the above conditions if you want to reinstate the contract.

        PRELIMINARY COMPOSITE ILLUSTRATION OF SPLIT DOLLAR INSURANCE PLAN

C
                              Corporate Outlays and Values                               Employee Outlays
                         -----------------------------------------      ----------------------------------------------

                                                                                                 Gift Tax
                                                                                       Net          On
                                                                                    After Tax    Economic     Employee
                                        Corporate       Corporate       Economic    Outlay At   Benefit At      Total
                         Corporate        Cash            Death          Benefit    A Rate of    A Rate of     Annual
     Year       Age       Premium         Value          Benefit          Cost        40.0%        55.0%       Outlay
     ----       ---       -------         -----          -------          ----        -----        -----       ------

PV @ 6.0%                                                                             7,759,782               12,147,374
------------------------------------------------------------------------------------------------------------------------
       1        66         2,962,015       2,663,520      2,962,015         243,702     243,702      134,038     377,738
       2        67         2,947,049       5,361,582      5,909,065         263,489     263,489      144,919     408,407
       3        68         2,929,194       8,103,842      8,838,259         286,354     286,354      157,495     443,849
       4        69         2,908,782      10,904,469     11,747,041         311,832     311,832      171,508     483,339
       5        70         2,885,093      13,649,634     14,632,133         340,764     340,764      187,420     528,183
                                                                                     ----------               ----------
                                                                                      1,446,140                2,241,517
       6        71         2,847,397      18,389,176     17,479,530         387,261     387,261      212,994     600,255
       7        72         2,796,859      19,399,760     20,276,390         446,948     446,948      245,821     692,770
       8        73         2,751,314      22,800,713     23,027,705         501,845     501,845      276,015     777,860
       9        74         2,697,765      25,602,266     25,725,471         585,066     565,066      310,786     875,852
      10        75         2,634,069      28,359,541     28,359,541         841,701     641,701      352,936     994,637
                                                                                     ----------               ----------
                                                                                      3,988,961                6,182,890
      11        76         2,669,939      30,929,481     30,929,481         720,397     720,397      396,218   1,116,615
      12        77         2,495,609      33,425,092     33,425,092         815,390     815,390      448,465   1,263,855
      13        78         2,411,443      35,836,536     35,836,536         920,831     920,831      506,457   1,427,289
      14        79         2,311,345      38,147,881     38,147,881       1,035,820   1,035,820      569,701   1,605,521
      15        80         2,196,178      40,344,060     40,344,060       1,171,008   1,171,006      644,053   1,815,059
                                                                                     ----------               ----------
                                                                                      8,652,405               13,411,228
      16        81         2,021,854      42,365,914     42,365,914       1,369,686   1,369,686      753,327   2,123,013
      17        82         1,327,019      43,692,933     43,892,933       1,556,351   1,440,962      855,993   2,296,955
      18        83         1,051,975      44,744,909     44,744,909       1,845,750   1,721,748    1,015,162   2,736,910
      19        84           826,960      45,571,869     45,571,869       2,242,486   2,015,452    1,233,368   3,248,819
      20        85        37,915,869       7,656,000      7,856,000         235,221      94,088      129,371     223,460
                                                                                     ----------               ----------
                                                                                     15,294,341               24,040,385
      21        86         7,656,000               0              0               0           0            0           0
      22        87                 0               0              0               0           0            0           0
      23        88                 0               0              0               0           0            0           0
      24        89                 0               0              0               0           0            0           0
      25        90                 0               0              0               0           0            0           0




                                Trust Values
                           ----------------------

                              Net          Net
                             Cash         Death
     Year       Age          Value       Benefit
     ----       ---          -----       -------

PV @ 6.0%
------------------------
       1        66               0     51,611,304
       2        67               0     50,636,644
       3        68               0     50,058,326
       4        69               0     49,802,423
       5        70         108,412     49,896,834


       6        71         304,645     50,375,170
       7        72         551,321     51,227,845
       8        73         927,828     50,581,530
       9        74       2,093,126     50,212,686
      10        75       3,925,594     50,270,802


      11        76       5,861,319     50,420,484
      12        77       8,087,902     50,638,130
      13        78      10,565,843     51,054,863
      14        79      13,362,406     51,676,346
      15        80      16,495,975     52,528,765


      16        81      20,034,859     53,690,159
      17        82      24,021,959     52,970,552
      18        83      28,642,132     54,443,236
      19        84      33,829,575     57,352,986
      20        85      29,571,262     53,341,867


      21        86      38,245,472     53,643,593
      22        87      39,393,769     53,965,485
      23        88      40,544,553     54,304,361
      24        89      41,729,766     54,656,552
      25        90      42,963,589     55,510,521

                                     INVOICE

                         KORNREICH LIFE ASSOCIATES, INC.
            919 THIRD AVENUE, NEW YORK, NY 10022-3970/(212) 688-9700
                          INSURANCE SERVICES SINCE 1917



April 10, 1995

Meditrust
197 1st Avenue
Needham, MA 02194


INSURED:              Abraham D. Gosman

COVERAGE:             Split Dollar Life Insurance


     EFFECTIVE DATE             COMPANY             POLICY #            NET DEATH BENEFIT            PAYOR           PREMIUM
     --------------             -------             --------            -----------------            -----           -------
4/6/95(A)                      Prudential           77764308                1,233,390              Meditrust        1,240,640
4/7/95(A)                    Pacific Mutual       1A 22945630                546,300               Meditrust          546,300
4/7/95(A)                     John Hancock          85350001                 703,820               Meditrust          703,820
4/13/95(A)                      Manulife            58478801                 478,500               Meditrust          478,500
----------                   --------------       -----------               ---------              ---------        ---------

                                                                                                                    2,969,260


  PLEASE MAKE CHECKS PAYABLE TO THE RESPECTIVE INSURANCE CARRIERS LISTED ABOVE

                 PLEASE RETURN COPY WITH REMITTANCE. THANK YOU.

                                     INVOICE


                         KORNREICH LIFE ASSOCIATES, INC.
             919 THIRD AVENUE, NEW YORK NY 10022-3970 (212) 688-9700
                          INSURANCE SERVICES SINCE 1917


April 10, 1995

Michael J. Bohnen, Trustee
Abraham D. Gosman 1995 Irrevocable
Indenture of Trust dated 3/24/95
513 North County Road
Palm Beach, FL 33480



INSURED:             Abraham D. Gosman

COVERAGE:            Split Dollar Life Insurance


                                                         NET DEATH
EFFECTIVE DATE         COMPANY            POLICY #        BENEFIT        PAYOR       PREMIUM
--------------         -------            --------        -------        -----       -------
4/6/95(A)            Prudential           77764308       23,766,610      Trust       121,685

4/7/95(A)            Pacific Mutual      1A22945630      10,000,000      Trust        43,700

4/7/95(A)            John Hancock         085350001      10,358,682      Trust        42,160

4/13/95(A)           Manulife             58478801        7,487,255      Trust        36,162
--------------       --------------      -----------     ----------      ------     --------
                                                                                     243,707


PLEASE MAKE CHECK PAYABLE TO THE RESPECTIVE INSURANCE CARRIERS LISTED ABOVE

                  PLEASE RETURN COPY WITH REMITTANCE. THANK YOU